Payden & Rygel

                      GROWTH & INCOME FUND



                           PROSPECTUS

                        August 14, 1996



                             [LOGO]















TABLE OF CONTENTS
     Prospectus Summary                                    1
     Expense Information                                   3
     Investment Objectives                                 6
     Investment Policies and Risk Factors                  6
     Management                                           13
     How to Purchase Shares                               15
     Shareholder Services                                 17
     Redemption of Shares                                 18
     Net Asset Value                                      18
     Dividends, Distributions and Taxes                   19
     Other Information                                    20



The Payden & Rygel Investment Group (the "Group") is a professionally managed, no-load, open-end management investment company. The Group currently consists of twelve distinct portfolios with separate investment objectives.

The Growth & Income Fund (the "Fund") seeks to provide growth of capital and some current income. Under normal market conditions, the Fund invests at least 45% of its total assets in equity securities, such as common and preferred stocks and securities which are convertible into common stocks, and the balance of its total assets in equity-based derivative instruments, such as Standard & Poor's Depositary Receipts ("SPDRs"), stock index futures contracts, options on stocks and stock indexes, and equity swap contracts. The Fund currently anticipates that under normal market conditions approximately 50% of its total assets will be invested each year in the ten common stocks included in the Dow Jones Industrial Average which have the highest dividend rates (as a percentage of their market price), and that the balance of its assets will be invested primarily in SPDRs or a substantial number of additional common stocks that the Adviser believes would closely replicate the performance of the Standard & Poor's 500 Index.


The Fund is designed to provide individuals and institutions with access to the professional investment management services offered by Payden & Rygel (the "Adviser"), which serves as investment adviser to the Funds. However, unlike most equity funds, in which much of an investor's return will typically come from long-term capital gains, most income expected to be earned by the Fund will be taxable at ordinary income tax rates. Due to the tax disadvantage of ordinary income compared to long-term gains, taxable investors may not deem the Fund to be as advantageous as other equity funds after consideration of tax effects. Taxable investors are advised to consult an income tax adviser prior to investing in the Fund. There can be no assurance that the Fund's investment objectives will be achieved.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated August 14, 1996, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing the Fund at 333 South Grand Avenue, Los Angeles, California 90071 or by telephone at (213) 625-1900 or
(800) 5-PAYDEN (800/572-9336).

This Prospectus should be read and retained for reference to information about the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is August 14, 1996.



                       PROSPECTUS SUMMARY

THE FUNDThe Fund is a non-diversified series of Payden & Rygel Investment Group, a no-load, open-end management investment company organized as a Massachusetts business trust in January, 1992. The Fund is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and individuals with access to the professional investment management services offered by Payden & Rygel, which serves as investment adviser to the Fund.

INVESTMENT OBJECTIVES AND POLICIES


The Fund seeks to provide growth of capital and some current income. Under normal market conditions, the Fund invests at least 45% of its total assets in equity securities, such as common and preferred stocks and securities which are convertible into common stocks, and the balance of its total assets in equity-based derivative instruments, such as Standard & Poor's Depositary Receipts ("SPDRs"), stock index futures contracts, options on stocks and stock indexes, and equity swap contracts. The Fund currently anticipates that under normal market conditions approximately 50% of its total assets will be invested in the ten common stocks included in the Dow Jones Industrial Average which have the highest dividend rates (as a percentage of their market price), and that the balance of its assets will be invested primarily in SPDRs or a substantial number of additional common stocks that the Adviser believes would closely replicate the performance of the Standard & Poor's 500 Index.


INVESTMENT RISKS AND CONSIDERATIONS

Investment risks and other considerations relevant to the securities in which the Fund invests are described under "Investment Objectives" and "Investment Policies and Risk Factors." Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects, and on overall market and economic conditions. As a "non-diversified" fund for purposes of the Investment Company Act of 1940, the Fund may invest a greater percentage of its assets in the securities of one issuer than diversified funds and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds.
The acquisition of dollar-denominated securities issued by foreign governments and foreign companies involves investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. governmental entities and domestic companies, including differences in reporting standards; adverse changes in investment or tax regulations; political instability; possible expropriation, nationalization or confiscatory taxation; greater portfolio volatility; less liquidity; less governmental regulation of securities issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments.

The Fund invests in certain derivative instruments such as SPDRs, put and call options on securities and securities indexes, stock index futures contracts, options on such futures contracts, and equity swap contracts. The Fund's use of derivatives involves certain costs and risks. These include the risk that the Adviser's forecasts of market values, interest rates and other factors are not correct; imperfect correlation between derivatives used as a hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out options or futures positions because of the lack of a liquid market. Investment in such derivative instruments may not be successful and may reduce the returns and increase the volatility of the Fund.
The Fund's annual portfolio turnover rate may vary substantially, which could cause its transaction costs to be higher than those of other mutual funds with less aggressive trading strategies. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. See "Dividends, Distributions and Taxes."

INVESTMENT ADVISER

Payden & Rygel serves as Adviser to the Fund. The Adviser is an investment management firm established in 1983 and currently has over $20 billion of assets under management. The Adviser receives a monthly fee from the Fund at an annual rate of 0.50% of the Fund's average daily net assets up to $2 billion and 0.30% of net assets in excess of $2 billion. Expenses of Class A and Class B shares of the Fund (excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed 0.80% and 1.00% of average daily net assets, respectively, on an annualized basis. See "Management of the Funds."


In addition, the Adviser has voluntarily agreed to temporarily reduce its fees further through at least October 31, 1997. See "Expense Information."


PURCHASE OF SHARES

Two classes of shares of the Fund are offered through Payden & Rygel Distributors (the "Distributor"), an affiliate of the Adviser, at the net asset value per share next determined after receipt of a proper purchase order, with no sales charge for either class. The minimum initial investment is $5,000, and the minimum subsequent investment is $1,000. Class B Shares are subject to Shareholder Service Plan (the "Plan") fees of 0.20% of average daily net assets. Class A Shares do not participate in the Plan. Fund shares may be exchanged for Class A or Class B shares of any other series of the Group or for the other class of shares of the Fund. See "How to Purchase Shares" and "Shareholder Services."

REDEMPTIONS

Shares of the Fund may be redeemed without cost at the net asset value per share of the Fund next determined after receipt of a redemption request in proper form. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes dividends from net investment income quarterly and any net realized capital gains at least annually. All dividends and distributions are paid in the form of additional shares at net asset value unless cash payment is requested. See "Dividends, Distributions and Taxes."

FUND ADMINISTRATOR AND TRANSFER AGENT

Fund administration is conducted by Treasury Plus, Inc., a wholly owned subsidiary of the Adviser. Fund portfolio accounting and transfer agency services are provided by Investors Fiduciary Trust Company.

CUSTODIAN

The Boston Safe Deposit and Trust Company, One Boston Place, Boston,
Massachusetts 02109, (the "Custodian") acts as Fund custodian.   Foreign
securities are maintained in the custody of foreign branches of U.S. banks, foreign banks and foreign trust companies that are members of the Boston Company's global custody network or foreign depositories used by such members.


                      EXPENSE INFORMATION

Two Classes of shares are offered to investors.

Class A Shares

Class A shares of the Fund are offered to investors on a no-load basis without any sales commissions or distribution ("12b-1 plan") charges.

Shareholder Transaction Expenses - Class A Shares
Sales Load Imposed on Purchases            None
Sales Load Imposed on Reinvested Dividends None
Redemption Fees                            None
Exchange Fees                              None

Maximum Annual Fund Operating Expenses - Class A Shares

(as an estimated percentage of average net assets for the fiscal year ended October 31, 1997, after reimbursement of advisory fees and other expenses)

Advisory Fees                    0.30%
Other Expenses (estimated)       0.24%
Total Expenses                   0.54%

The Adviser has agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund attributable to Class A Shares, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed 0.80% of average annual net assets of Class A Shares. In addition, the Adviser has voluntarily agreed to temporarily reduce its fees through at least October 31, 1997, so that the Fund expenses will not exceed 0.54% of average annual net assets. The Adviser has voluntarily agreed to waive 0.20% of its management fee through at least October 31, 1997. The Fund will reimburse the Adviser for fees foregone or other expenses paid by it (with the exception of the management fee waiver) in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense cap (whichever is in effect at the time of reimbursement). The Fund will not be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund. Actual expenses for Class A Shares of the Fund for the fiscal year ended October 31, 1997, before reimbursement by the Adviser, are estimated to be 1.0% of average net assets (annualized).


The following table illustrates the expenses a Class A shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, the Fund does not charge redemption fees of any kind.

Expenses Per $1,000 Investment

             1 Year  3 Years

               $6      $19

The information in the previous tables is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor in Class A shares will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of the Fund's annual returns, as there can be no guarantee of the Fund's future performance.

Class B Shares

Class B Shares are similar to Class A Shares with the exception that Class B Shares will be subject to a Shareholder Service Plan.

Shareholder Transaction Expenses - Class B Shares
Sales Load Imposed on Purchases            None
Sales Load Imposed on Reinvested Dividends None
Redemption Fees                            None
Exchange Fees                              None

Maximum Annual Fund Operating Expenses - Class B Shares

(as an estimated percentage of average net assets for the fiscal year ended October 31, 1997, after reimbursement of advisory fees and other expenses)

Advisory Fees                      0.30%
Other Expenses*                    0.49%
Total Expenses                     0.79%
* includes Shareholder Service Plan fee of 0.25%

The Adviser has agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund attributable to Class B Shares, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed 1.05% of the average annual net assets of Class B Shares. In addition, the Adviser has voluntarily agreed to temporarily reduce its fees so that such Fund expenses will not exceed 0.79% of average annual assets. The Adviser has voluntarily agreed to waive 0.20% of its management fee through at least October 31, 1997. This fee reduction will be maintained at least through October 31, 1997. The Fund will reimburse the Adviser for fees foregone or other expenses paid by it (with the exception of the management fee waiver) in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio of Class B Shares for the year in which it is made to exceed the amount of the expense guarantee or expense cap (whichever is in effect at the time of reimbursement). The Fund will not be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund. Actual expenses for the Class B Shares for the Fund for the fiscal year ended October 31, 1997, before reimbursement by the Adviser, are estimated to be 1.25% of average net assets (annualized).


The following table illustrates the expenses a Class B shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, the Fund charges no redemption fees of any kind.

Expenses Per $1,000 Investment

            1 Year     3 Years

              $8         $25

The information in the tables above is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor in Class B Shares will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of the Fund's annual returns, as there can be no guarantee of the Fund's future performance.


                     INVESTMENT OBJECTIVES


The Fund seeks to provide growth of capital and some current income. Under normal market conditions, the Fund invests at least 45% of its total assets in equity securities, such as common and preferred stocks and securities which are convertible into common stocks, and the balance of its total assets in equity-based derivative instruments, such as Standard & Poor's Depositary Receipts ("SPDRs"), stock index futures contracts, options on stocks and stock indexes, and equity swap contracts. The portion of the Fund's total assets invested in equity securities will vary from time to time, depending upon the Adviser's assessment of the available equity-based derivative investments. The Fund currently anticipates that under normal market conditions approximately 50% of its total assets will be invested each year in the ten common stocks included in the Dow Jones Industrial Average which have the highest dividend rates (as a percentage of their market price), and that the balance of its assets will be invested primarily in SPDRs or a substantial number of additional common stocks that the Adviser believes would closely replicate the performance of the Standard & Poor's 500 Index.


Although the Fund's return will vary principally with changes in the equity market, the Fund is not an index fund, and changes in the Fund's net asset value per share will not precisely track changes in the general market.
The Fund earns income through investments in dividend paying stocks.

During times when the Adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, corporate debt securities and money market funds, as described below. When the assets of the Fund are so invested, the Fund may not be achieving its investment objective.

Because of its investment policies, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not appropriate for those whose primary objective is stability of principal. The value of the portfolio securities of the Fund will fluctuate based upon market conditions.


              INVESTMENT POLICIES AND RISK FACTORS

The Fund may purchase the securities and instruments and participate in the transactions listed below. See "Investment Objectives and Policies" in the Statement of Additional Information for more detailed discussions of these matters.

Equity Securities and ADRs. The Fund may invest in equity securities, including common stocks, convertible securities and warrants. Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. The Fund may also purchase dollar-denominated American Depository Receipts ("ADRs"), which are securities issued by domestic banks and evidence ownership of underlying foreign securities. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

Convertible Securities and Warrants. Convertible securities, such as convertible preferred stocks and debentures, may be exchanged for or converted into a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period. Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock. The value of a convertible security is a function of a variety of factors, including its yield in comparison with comparable non-convertible securities, its value if converted into the underlying common stock, and the credit standing of the issuer.

Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. Investment in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant). As a matter of operating policy, the Fund will not invest more than 5% of its total assets in warrants.

Standard & Poor's Depositary Receipts. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the Standard & Poor's 500 Index, and changes in the prices of SPDRs track the movement of the Index relatively closely. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to the risks of trading halts due to market conditions or other reasons that, in the view of the New York Stock Exchange, make trading in SPDRs inadvisable.

Under normal market conditions, up to 50% of the total assets of the Fund may be invested in a combination of SPDRs and equity index mutual funds. However, under the Investment Company Act of 1940, the Trust and its affiliated persons, including investors holding 5% or more of the outstanding shares of the Fund and other clients of the Adviser, may not hold in the aggregate more than 3% of the outstanding SPDRs.

In addition, the Act provides that (i) neither the unit investment trust which issues SPDRs, nor any equity index mutual fund in which the Fund invests, is obligated to redeem SPDRs or shares of such fund in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (ii) the Fund must vote shares of such investment trust and any such equity index mutual fund in the same proportion as the vote of all other shareholders of such securities, or must seek voting instructions from the shareholders of the Fund with regard to the voting of proxies with respect to such investment trust and such equity index mutual fund and must vote the proxies in accordance with such instructions. The Investment Adviser does not believe that these requirements will adversely impact the Fund.

SPDR shares trade on the American Stock Exchange at approximately one-tenth the value of the S&P 500 Index. SPDRs are relatively liquid with an average daily volume during August, 1996 of 708,000 shares per day.
Because SPDRs exactly replicate the Index, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the Adviser believes that the movement of SPDR share prices should closely tract the movement of the Index.

The administrator of the SPDR program, the American Stock Exchange, receives a fee to cover its costs of approximately 0.20% per year. This fee is deducted from the dividends paid to SPDR investors. Investors in Fund shares will incur not only the operational costs of the Fund, but will also incur the expenses deducted by the administrator of the SPDR program.

Futures and Option Contracts. The Fund may enter into equity index futures contracts for the non-hedging investment purposes described above, as well as to hedge against declines in the value of equity securities held or intended to be held by the Fund. An equity index, such as the S&P 500 Index, is a statistical measure designed to reflect specified facets of a particular financial or securities market.

An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An interest rate futures contract provides for the delivery by one party and the purchase by another party of a specified quantity of a financial instrument at a specified future date and price. Although the value of a futures contract may be a function of the value of certain specified securities, no physical delivery of these securities is made. Such futures contracts are derivative instruments which may be traded on U.S. exchanges or with broker-dealers which maintain futures markets. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of its futures broker a specified amount of cash or securities. This amount is known as "initial margin", and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to market".

The Fund may also purchase covered and uncovered put and call options on securities and securities indexes, write covered put and call options on securities and securities indexes, and purchase and write put and call options on futures contracts. Such options are derivative securities which may be traded on U.S. exchanges or with broker-dealers which maintain markets for options. The Fund may also employ combinations of put and call options, including without limitation straddles, spreads, collars and strangles.

Transactions in options, futures contracts and options on futures contracts involve a variety of risks, including the inability to close out a position because of the lack of a liquid market, default by the other party to the contract and, in the case of futures transactions, lack of correlation between price movements in the derivative instruments and the equity markets or the portfolio assets being hedged. In addition, the potential loss incurred by the Fund in engaging in futures transactions and writing options on future contracts is unlimited. No more than 5% of the value of the Fund's total assets will be committed to initial margin deposits on futures contracts and premiums on option contracts. The Fund covers its obligations with respect to such futures contracts and options by maintaining assets sufficient (together with its margin deposits) to meet such obligations; depending on the nature of the contract or option, this cover is in the form of liquid assets, put or call options on the underlying instruments which are the subject of the contract or option, or a long or short position in the contract which is the subject of an option. Options and futures transactions can be highly volatile and could result in reduction of a Fund's total return, and the Fund's attempt to use such instruments for hedging purposes may not be successful. The aggregate market value of the Fund's portfolio securities covering put and call options on securities written by the Fund will not exceed 50% of the value of its net assets.

Equity Swap Contracts. The Fund may enter into equity swap transactions. An equity swap is a derivative instrument which involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. The Fund will typically pay a floating rate of interest, such as the three-month London Interbank Offered Rate, and receive the total return (price change plus dividends) of a specified equity index (such as the S&P 500 Index).
If the total return on the equity index is negative for the contract period, the Fund will pay its counterparty the amount of the loss in the value of the notional amount plus interest at the floating rate. From time to time, the Fund may wish to cancel an equity swap contract in order to reduce its equity exposure. Although the swap contract may be sold back to the Fund's counterparty, it may be more advantageous to enter into a swap contract in which the Fund would reduce its equity exposure by agreeing to receive a floating rate of interest and pay the change in the index. This is sometimes called a "reverse equity swap contract" and would only be entered into to reduce equity exposure. The Fund will not use reverse swap contracts to short the equity market.

The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Group's Custodian. If the Fund enters into a swap on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.

The Fund does not enter into any swap transaction unless the unsecured senior debt or the claims paying ability of the other party to the transaction (typically a bank, investment banking firm or broker-dealer) is rated at least A by Standard & Poor's Corporation or Moody's Investor Services, Inc. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. However, the staff of the Securities and Exchange Commission considers equity and reverse equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not enter into an equity swap transaction at any time that the aggregate amount of its net obligations under such transactions, together with the value of all other illiquid securities the Fund owns, exceeds 15% of its net assets.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser's forecast of market values, interest rates, and other applicable factors is incorrect, the investment performance of the Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Adviser's forecasts are correct, the Fund's swap position may correlate imperfectly with the markets or the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the Fund might incur a loss.

Other Equity Investments. The Fund may purchase preferred stocks and shares of equity index funds. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings, and also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.
Equity index mutual funds, which own the stocks included in the S&P 500 Index, are intended to closely track the Index; although such funds generally have substantial assets and low operating expenses, investment in such a fund by the Fund will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and
administrative fees charged by the fund.    The Fund does not anticipate
investing more than 50% of its net assets in a combination of equity index mutual funds and SPDRs.

U.S. Government and Agency Obligations. The Fund may invest in obligations issued by the U.S. Treasury and in securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These securities include Treasury bills, which mature in one year or less, Treasury notes and bonds that mature in 2 to 30 years from the date of issue, and agency issues, which may have maturities from one day to 40 years. Corporate Debt Securities. The Fund may invest in U.S. dollar denominated corporate bonds, debentures, notes and other similar non-convertible debt instruments of domestic and foreign corporations which, at the time of purchase, are rated investment grade by at least one of the established rating agencies or, if unrated, are determined to be of comparable quality by the Adviser. Such obligations may have interest rates which are fixed, variable or floating. The Fund may also purchase long-term debt obligations that have been coupled with an option allowing the Fund at specified intervals to tender (or "put") such debt obligations to the issuer and receive an agreed upon amount, usually face value plus accrued interest. All debt securities held by the Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation) or, if unrated, are determined to be of comparable quality by the Adviser. Securities rated BBB are considered to have adequate capacity to pay interest and repay principal, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds.
If the rating of a debt security in which the Fund has made an investment falls below the investment grade level, the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so.
In no event will the Fund hold more than 5% of its net assets in obligations rated below investment grade. No such obligation will be rated below BB.

Money Market Obligations. The Fund may invest in U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations will be required to be high quality, meaning that the security will be rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, will be judged to be of equivalent quality by the Adviser.

Money Market Funds. To maintain liquidity, the Fund may invest in unaffiliated money market funds. No money market fund investment by the Fund will be in excess of 3% of the total assets of the money market fund. The Fund does not anticipate investing more than 15% of its net assets in money market funds. An investment in a money market mutual fund by the Fund will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund.

Repurchase Agreements. For the purpose of maintaining liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers(primary government dealers as designated by the Federal Reserve
Bank). In the event of a bankruptcy or default of any such dealer, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

Certain Risks of Investing in Debt Obligations. Yields on short, intermediate, and long-term debt obligations depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt obligations usually vary depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.

Non-Diversified Status of Fund. As the Adviser may from time to time invest a large percentage of the Fund's assets in securities of one or more issuers, the Fund is classified as a "non-diversified" investment company. Accordingly, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company might be. However, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

Foreign Investment Risks. Investing in the dollar-denominated securities of any foreign issuer involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability. Additionally, foreign securities and dividends payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements.

OTHER INVESTMENT POLICIES

The investment program and policies for the Fund are subject to further restrictions and risks which are described in the Statement of Additional Information. The Fund's investment objective is fundamental and, therefore, may not be changed without obtaining shareholder approval. Other investment policies and practices may be changed without shareholder approval unless otherwise specified as fundamental policies.

Fundamental Investment Policies. As a matter of fundamental policy, the Fund will not (1) purchase a security of any issuer if, as a result, more than 10% of the outstanding voting securities of the issuer would be held by the Fund; (2) borrow money except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 30% of its total assets valued at market (for this purpose, equity and reverse equity swap transactions are not considered to be borrowings.); (3) in any manner transfer as collateral for indebtedness any security of the Fund except in connection with permissible borrowings; or
(4) purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations, (b) wholly owned finance companies will be considered to be in the industries of their parents, (c) SPDRs will be divided according to the industries of their underlying common stocks, and
(d) utilities will be divided according to their services. (For example, gas, gas transmission, electric and telephone will each be considered a separate industry.)

Other Investment Policies. As a matter of operating policy, the Fund will not (1) purchase a security of any one issuer if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable; or (2) purchase additional securities when borrowings exceed 5% of the Fund's total assets.

Portfolio Turnover. Securities may be sold without regard to the length of time held. The portfolio turnover of the Fund may be higher than that of other mutual funds with less aggressive trading strategies, which would, in turn, increase the Fund's transaction costs. The Fund cannot accurately predict its annual portfolio turnover rate; however, although it could vary substantially, it will generally not exceed 100% during any year. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates.


                     MANAGEMENT OF THE FUND

The business of the Group is managed under the direction of its Board of Trustees, which establishes the Group's policies and supervises and reviews the management of the Fund. Information about the Trustees and the Group's executive officers may be found in the Statement of Additional Information.

INVESTMENT ADVISER

Payden & Rygel serves as investment adviser to the Fund pursuant to an investment management contract with the Group. The Adviser is an investment counseling firm founded in 1983 and currently has over $20 billion of assets under management. Payden & Rygel's address is 333 South Grand Avenue, Los Angeles, California 90071. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodity Futures Trading Commission.

The Adviser manages the investment and reinvestment of the assets of the Fund and reviews, supervises and administers all investments. All investment decisions for the Fund are made by an investment committee of five investment professionals. In making such decisions, the committee primarily uses a fundamental analysis approach, supported by extensive quantitative analysis. The Adviser is also responsible for placing orders for the purchase and sale of investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" in the Statement of Additional Information.


The Adviser receives a monthly fee from the Fund at an annual rate based on 0.30% for the first $2 billion of the Fund's average daily net assets and 0.10% of the Fund's net assets above $2 billion. The Adviser has voluntarily agreed to waive 0.20% of its management fee through at least October 31, 1997. In the absence of waiver, fees would be 0.50% for the first $2 billion of the Fund's average daily net assets and 0.30% of the Fund's net assets above $2 billion.


ADMINISTRATOR AND TRANSFER AGENT

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser located at 3200 North Central Avenue, Suite 620, Phoenix, Arizona, 85012, serves as the Administrator to the Fund pursuant to a management and administration contract with the Group. The Administrator provides administrative services to the Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Fund by other persons. Investors Fiduciary Trust Company, a Missouri trust company located at 127 West 10th Street, Kansas City, Missouri, 64105, provides accounting, dividend disbursing and transfer agency services to the Fund pursuant to fund accounting and transfer agency contracts with the Group.

For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of the Group. Investors Fiduciary Trust Company receives fees for fund accounting services and dividend disbursing and transfer agency services. Certain out-of-pocket expenses are also reimbursed at actual cost.

DISTRIBUTOR

Shares of the Fund are distributed through Payden & Rygel Distributors, a wholly owned subsidiary of Payden & Rygel located at the same address. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers.

SHAREHOLDER SERVICE PLAN

The Board of Trustees has adopted a Shareholder Service Plan with respect to Class B shares of the Fund and of the other portfolios of the Group. Under the Plan, the Class B shares of the Fund pay the Distributor an annual fee of up to 0.20% of the average net assets of the Fund attributable to the Class B shares for services provided by the Distributor, broker-dealers and other service organizations to the beneficial owners of Class B shares. Such support services include establishing and maintaining accounts and records relating to clients; assisting clients in processing purchase, exchange and redemption requests and account designations; preparing tax reports and forms; forwarding shareholder communications from the Fund; and responding to client inquiries concerning their investments.

Services provided under the Shareholder Service Plan are not primarily intended to result in the sale or distribution of Class B Shares of the Fund. The Plan is a "compensation" plan, which means that the fees paid to the broker-dealers and other service organizations for services rendered are payable even if the amounts paid exceed their actual expenses. If in any month the Distributor is due more fees for shareholder services than are immediately payable because of the expense limitations under the Plan, the unpaid amount is carried forward from month to month while the Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year in which the amount was incurred, and no interest, carrying or other finance charge is borne by the Class B Shares with respect to any amount carried forward.


                     HOW TO PURCHASE SHARES

Shares of the Fund may be purchased at net asset value without a sales charge. The minimum initial investment is $5,000, and the minimum subsequent investment is $1,000. The minimum investment may be waived from time to time by the Group. An account may be opened by calling the Distributor at (213) 625-1900 or (800) 5-PAYDEN (800/572-9336) and asking for a Fund Representative. The Representative will answer any questions and provide a Fund Prospectus. If you wish to open a tax-sheltered retirement plan such as an IRA, a special application form must be completed. Please be sure to ask for an IRA information kit.

INITIAL INVESTMENT

By Check
-    Complete Application
-    Make check payable to the Fund and mail with application to:
     Payden & Rygel Investment Group
     333 South Grand Avenue
     Los Angeles, CA  90071

By Federal Funds Wire
-    Complete application and mail to:
     Payden & Rygel Investment Group
     333 South Grand Avenue
     Los Angeles, CA  90071

-    For Growth & Income Fund
     Wire funds to The Boston Safe Deposit and Trust Company
     ABA #011001234
     A/C #115762
     Mutual Funds #6630
     Credit to Payden & Rygel Growth & Income Fund
     For Benefit of (insert account name here)

Note: Third party checks will not be accepted without the prior consent of the Distributor. Shares cannot be purchased until a properly completed application is received by the Group.

Shares of the Fund are purchased at the net asset value per share next determined after receipt by the Distributor of an order to purchase shares in proper form. Purchase orders will be accepted only on days on which the Fund and the Custodian are open for business, as defined below.

The Fund is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ADDITIONAL INVESTMENTS

Additional investments may be made at any time (minimum additional investment $1,000) at net asset value by check or by calling the Distributor and wiring Federal funds to the Custodian as described above.

TAX-SHELTERED RETIREMENT PLANS

The Funds accept purchases of shares by tax-sheltered retirement plans such as IRAs, rollover IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans and 401(k) plans. Please call a Fund Representative to receive a retirement package which includes a special application for tax-sheltered accounts. Investors should consult a tax adviser for information specific to their particular investment situation. Fees paid to the trustee of any such plan for account set up and annual maintenance will be charged to the plan's account.

OTHER PURCHASE INFORMATION

Purchases of shares will be made in full and fractional shares. Certificates for shares will not be issued. The Fund reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the client application proves to be incorrect in any material manner.

                      SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

The Group currently consists of twelve investment portfolios with varying investment objectives and policies, and other investment portfolios may be created by the Board of Trustees in the future. If a shareholder's investment objective or outlook for the securities markets changes, Fund shares may be exchanged for Class A or Class B shares of any of the other investment portfolios of the Group which are eligible for sale to the shareholder by the Distributor or for the other class of shares of the Fund. Exchanges are made on the basis of the net asset values of the portfolios involved.

Because an exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Information regarding the possible tax consequences of an exchange is included in the "Dividends, Distributions and Taxes" section of this Prospectus and in the Statement of Additional Information.

Before making an exchange into another investment portfolio, a shareholder should obtain and review a current prospectus of the investment portfolio into which the shareholder wishes to transfer. When exchanging shares into another investment portfolio, shareholders should be aware that, among other significant differences, the portfolios may have different dividend payment dates, minimum initial investments and minimum additional investments. Exchanges will be effected upon receipt of written instructions signed by all account owners. In addition, shareholders who complete the telephone privilege authorization portion of the Account Registration Form may effect exchanges from the Fund into or an identically registered account in one of the other available portfolios by a telephone call to the Distributor at (213) 625-1900 or (800) 5-PAYDEN (800/572-9336).

The Exchange Privilege may be modified or discontinued by the Group at any time upon 60 days' notice to shareholders. The Group also reserves the right to limit the number of exchanges a shareholder may make in any year to avoid excessive Fund expenses. The Exchange Privilege is only available in states where the exchange may be legally made.

TELEPHONE PRIVILEGE

Shareholders may exchange or redeem shares by telephone if they have elected the telephone privilege authorization portion of the Account Registration Form. During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange and redemption procedures discussed in this Prospectus.

Shareholders should realize that, by electing the telephone privilege, they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone, telegraph or wire communication are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Group include requiring personal identification by account number and social security or tax identification number, tape recording telephone instructions and providing written confirmation of transactions. The Group reserves the right to refuse a telephone, telegraph or wire communication exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the investor to request the exchange or redemption. Shareholders will be promptly notified of any refused request for a telephone, telegraph, or wire communication exchange or redemption. Neither the Group nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone, telegraph or wire communication privilege.


                      REDEMPTION OF SHARES

Fund shares will be redeemed at the net asset value next determined following receipt of the request in proper form. Redemptions may be made in writing, by calling the Distributor at (213) 625-1900 or (800) 5-PAYDEN (800/572-9336), by telegraph or by other wire communication. No charge is made for redemptions. Shares redeemed may be worth more or less than the purchase price of the shares, depending on the market value of the investment securities held by the Fund at the time of redemption. Redemption requests in writing or by telegraph or other wire communications should be directed to the Payden & Rygel Investment Group, Attn.: Fund Distributor, at 333 South Grand Avenue, Los Angeles, California 90071. If the proceeds of a written request are to be paid to a person other than the record owner of the shares, or are to be sent to an address other than the address of record, the signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. A signature guarantee may be rejected if it is believed to be not genuine or if there is any reason to believe that the transaction is improper. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. See "Shareholder Services _ Telephone Privilege."

Payment of the redemption price will ordinarily be wired to the shareholder's bank or mailed to the shareholder's address of record one business day after receipt of the request. The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.


                        NET ASSET VALUE

For each class of shares, the net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York Time) by dividing the difference between the value of the assets and liabilities of the class by the number of shares of that class outstanding. The net asset value per share of each class will vary due to differences in expenses charged to each class and will generally be lower for Class B shares than for Class A shares. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

Portfolio securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market value. Fixed income securities (other than obligations with remaining maturities of 60 days or less) are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities the prices of which are more readily obtainable and the durations of which are comparable to the
securities being valued.   The Board of Trustees has determined that debt
securities with remaining maturities of 60 days or less will be valued on an amortized cost basis unless the Adviser determines that such basis does not represent fair value at the time.

The Fund invests in securities that are traded in certain markets on days or at times the Fund is not open for business. Accordingly, the Fund's net asset value may be significantly affected on days or at times when investors cannot purchase or redeem shares.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends are generally declared and distributed to shareholders quarterly. Class B dividends will normally be lower than Class A dividends. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once a year. Dividend and capital gain distributions of the Fund will be paid in the form of additional shares of the Fund at the net asset value on the ex-dividend date unless the shareholder elects to have them paid in cash by completing an appropriate request form.

The Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income tax on its investment company taxable income (which includes taxable interest and net short-term capital gains in excess of any net long-term capital losses) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and unexpired capital loss carryovers), if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its investment company taxable income, including its net interest income excludable from gross income under section 103(a) of the Code. The Fund intends to distribute to its shareholders, at least annually, substantially all such amounts.

Any dividends or distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of the dividends or capital gains distributions which are expected to be or have been announced.

Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. For further discussion of these matters, please see the Statement of Additional Information.


                       OTHER INFORMATION

CAPITALIZATION

The Group was organized as a Massachusetts business trust on January 22, 1992. Its Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Group, and to classify or reclassify any unissued shares into one or more series or classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine series of shares, which are sold through separate prospectuses. Each series of shares has two classes, Class A and Class B. The Board of Trustees may establish additional series or classes of shares in the future.

VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which they may be entitled to vote by law or the provisions of the Declaration of Trust. Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees of the Group determines that a matter to be voted on affects only the interest of a particular series or class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the shares of the Group may elect all of the Trustees. The Group is not required to hold regular annual meetings of shareholders and does not intend to do so except when required by law. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Group may remove a person serving as Trustee at a shareholder meeting called by written request of the holders of not less than 10% of the outstanding shares of any series.

PERFORMANCE INFORMATION

The Group may, from time to time, include the yield and total return for shares in advertisements or reports to shareholders or prospective investors. Yield and total return are calculated separately for Class A and Class B shares. Quotations of yield will be based on annualizing the net investment income per share during a particular 30-day (or one month) period. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over specified periods.

Any performance information, whether related to the Fund or to the Adviser, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of its portfolio and the market conditions during the time period indicated and should not be considered to be representative of future results. For a description of the methods used to determine yield and total return for the Fund, please see the Statement of Additional Information.

OFFERING

No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations may not be relied upon as having been authorized by the Group or the Distributor. This Prospectus does not constitute an offer by the Group or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.



Investment Adviser
     Payden & Rygel
     333 South Grand Avenue
     Los Angeles, California 90071

Distributor
     Payden & Rygel Distributors
     333 South Grand Avenue
     Los Angeles, California 90071

Administrator
     Treasury Plus, Inc.
     3200 North Central Avenue, Suite 620
     Phoenix, AZ  85012

Custodian

     Boston Safe Deposit and Trust Company
     One Boston Place
     Boston, MA  02109


Transfer Agent
     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri  64105

Auditors
     Deloitte & Touche LLP
     1700 Courthouse Plaza Northeast
     Dayton, Ohio  45402

Counsel
     Paul, Hastings, Janofsky and Walker
     555 South Flower Street
     Los Angeles, California  90071


                               August 14, 1996